UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

______________________________

WASHINGTON, D.C.  20549

FORM 8-K/A
(Amendment No. 2)

Current Report
Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

September 20, 2018

EMPIRE PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-16653	73-1238709
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1203 E. 33rd Street, Suite 250, Tulsa Oklahoma	74105
(Address of principal executive offices)	(Zip Code)

(539) 444-8002
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class None	Trading Symbol(s) EMPR	Name of each exchange on which registered None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐⁭  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐⁭  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐⁭  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐⁭  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On September 25, 2018, Empire Petroleum Corporation (the "Company") filed with the Securities and Exchange Commission a Current Report on Form 8-K, dated September 20, 2018 (the "Initial Form 8‑K"), to report that Empire Louisiana LLC, a Delaware limited liability company d/b/a Empire Louisiana LLC of Delaware, which is a wholly owned subsidiary of the Company ("Empire Louisiana"), acquired oil and gas properties and assets (the "Exodus Properties") from  Exodus Energy, Inc. ("Exodus") (the "Exodus Acquisition").

On December 6, 2018, the Company amended Item 9.01 of the Initial Form 8-K (the "Amended Form 8-K") to present certain financial statements of the Exodus Properties and to present certain unaudited pro forma financial statements of the Company in connection with the Exodus Acquisition.

This Current Report on Form 8-K/A amends Exhibit 99.1 filed under Item 9.01 of the Amended Form 8-K to add certain supplemental oil and gas reserve information of the Exodus Properties.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

Filed as Exhibit 99.1 to this Current Report on Form 8-K/A, and incorporated herein by reference, are audited Statements of Revenues and Direct Operating Expenses of the Exodus Properties for the years ended December 31, 2017 and 2016, and unaudited Statements of Revenues and Direct Operating Expenses of the Exodus Properties for the six months ended June 30, 2018 and 2017.

(b)	Pro Forma Financial Information.

Filed as Exhibit 99.2 to the Amended Form 8-K/A, and incorporated therein by reference, were unaudited pro forma condensed consolidated financial statements of the Company as of and for the six months ended June 30, 2018, and for the year ended December 31, 2017, which were prepared to give effect to the Exodus Acquisition. These unaudited pro forma condensed consolidated financial statements were provided for illustrative purposes only and did not purport to represent what the Company's actual results of operations or financial position would have been if the Exodus Acquisition had occurred on the dates indicated, nor were they necessarily indicative of the Company's future operating results or financial position.

(d)	Exhibits.

The following exhibits are filed or furnished herewith.

Exhibit
Number	Description

99.1*	Statements of Revenues and Direct Operating Expenses of the Exodus Properties.

99.2**	Unaudited Pro Forma Condensed Consolidated Financial Statements of the Company.

________________
*    Filed with this Current Report on Form 8-K/A.
** Previously filed or furnished with the Amended Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPIRE PETROLEUM CORPORATION

Date: July 17, 2019	By:	/s/ Michael R. Morrisett
Michael R. Morrisett
President